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                                                                EXHIBIT 10.57
                                                                Page 1 of 1




                                 STRAIGHT NOTE


      $300,000             South El Monte, California           May 15, 2000
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      For value received, Lee Pharmaceuticals promises to pay Mark DiSalvo or order, at South El Monte, California the sum of THREE HUNDRED THOUSAND DOLLARS, with interest from May 15, 2000, on unpaid principal at the rate of twenty (20) per cent per annum; principal is payable monthly, commencing on June 20, 2000, with monthly principal payments of $10,000. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365-day year, actual day month and payable monthly. Principal and interest shall be payable in lawful money of the United States. If action were instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees.





May 15, 2000                      Ronald G. Lee
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    Date                          Lee Pharmaceuticals - Ronald G. Lee




May 15, 2000                      Michael L. Agresti
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    Date                          Lee Pharmaceuticals - Michael L. Agresti